UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 25, 2020

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXRH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       On June 25, 2020, the Company’s Board authorized an increase in the number of directors, which constitute the entire Board, from five to six.  On June 25, 2020, the Board appointed Michael Crawford to fill the vacancy.  Mr. Crawford will serve on the following committees of the Company’s Board:  Audit, Compensation, and Nominating and Corporate Governance.

Mr. Crawford, age 52, was appointed as a director because of his chief executive experience at Johnson Controls Hall of Fame Village, and his previous hospitality, international, and strategic planning experience with the Four Seasons Hotels and Resorts Company and the Walt Disney Company (NYSE: DIS). As a result, Mr. Crawford possesses particular knowledge and experience that strengthens the Board’s collective qualifications, skills and experience.

Mr. Crawford will be compensated in accordance with the Company’s previously adopted non-employee director compensation schedule. However, similar to the other non-employee directors’ decision to forgo their cash compensation as described in our Current Form of 8-K dated April 9, 2020 and filed with the Securities and Exchange Commission, Mr. Crawford will forgo one hundred percent (100%) of his cash compensation relating to his service on the Board and Board committees through the remainder of the 2020 fiscal year. In connection with his appointment, the Compensation Committee granted Mr. Crawford 1,900 restricted stock units, all of which will vest on January 8, 2021, provided he continues to serve on such date.

Except as otherwise disclosed herein, there are no transactions between the Company and Mr. Crawford requiring disclosure under this Item 5.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: June 26, 2020	By:	/s/ Tonya Robinson
Tonya Robinson
Chief Financial Officer

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